As filed with the Securities and Exchange Commission on October 24, 1997.

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) October 21, 1997
                                                        -----------------------

                               VORNADO REALTY L.P.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         000-22685                                          13-3925979
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

Park 80 West, Plaza II, Saddle Brook, New Jersey                          07663
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

                                 (201) 587-1000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                                Page 1 of 4 Pages
                             Exhibit Index on Page 4

Item 5.        Other Events.

         On October 21, 1997, Vornado Realty Trust ("Vornado") and Vornado Realty L.P. (the "Company") entered into a Purchase Agreement (the "U.S. Purchase Agreement") with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Furman Selz LLC, Salomon Brothers Inc, Smith Barney Inc. and UBS Securities LLC, as U.S. representatives of the several U.S. Underwriters named therein, and an International Purchase Agreement (the "International Purchase Agreement" and, together with the U.S. Purchase Agreement, the "Purchase Agreements") with Merrill Lynch International, Goldman Sachs International, Furman Selz LLC, Salomon Brothers International, Smith Barney Inc. and UBS Limited, relating to the issuance and sale by Vornado of an aggregate of 14 million common shares of beneficial interest, par value $0.04 per share (the "Common Shares"), of Vornado, plus up to an additional 2,100,000 Common Shares, the issuance and sale of which is subject to the exercise of the underwriters' over-allotment options, at a public offering price of $45.00 per share. Vornado and the Company each agreed in the Purchase Agreements to indemnify the respective underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(a) - (b)   Not applicable.

      (c)   Exhibits Required by Item 601 of Regulation S-K.


 Exhibit No.                       Exhibit
 -----------                       -------

  1.1 U.S. Purchase Agreement, dated October 21, 1997, between Vornado and the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Furman Selz LLC, Salomon Brothers Inc, Smith Barney Inc. and UBS Securities LLC, as U.S. representatives of the several U.S. Underwriters named therein.

  1.2 International Purchase Agreement, dated October 21, 1997, between Vornado and the Company and Merrill Lynch International, Goldman Sachs International, Furman Selz LLC, Salomon Brothers International Limited, Smith Barney Inc. and UBS Limited.



                                Page 2 of 4 pages

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      VORNADO REALTY L.P.
                                                         (Registrant)


                                                      By: Vornado Realty Trust
                                                      Its: General Partner



Dated:  October 24, 1997

                                                  /s/ Joseph Macnow
                                                  -----------------------------
                                                      Joseph Macnow
                                                      Vice President and
                                                      Chief Financial Officer


                                Page 3 of 4 Pages

                                INDEX TO EXHIBITS



Exhibit No.                        Exhibit
-----------                        --------

  1.1               U.S. Purchase Agreement, dated October 21,
                    1997, between Vornado and the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co.,
                    Furman Selz LLC, Salomon Brothers Inc, Smith
                    Barney Inc. and UBS Securities LLC, as U.S.
                    representatives of the several U.S. Underwriters named therein.

  1.2 International Purchase Agreement, dated October 21, 1997, between Vornado and the Company and Merrill Lynch International, Goldman Sachs International, Furman Selz LLC, Salomon Brothers International Limited,
                    Smith Barney Inc. and UBS Limited.



                                Page 4 of 4 Pages